UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBALINK INVESTMENT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GLOBALINK INVESTMENT INC.

200 Continental Drive, Suite 401

Newark, Delaware 19713

+6012 405 0015

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2024

TO THE STOCKHOLDERS OF GLOBALINK INVESTMENT INC.:

You are cordially invited to attend the Special Meeting, which we refer to as the “Special Meeting,” of stockholders of Globalink Investment Inc., which we refer to as “we,” “us,” “our,” “Globalink” or the “Company,” to be held at 9:00 a.m. Eastern Time on December 3, 2024. This special meeting of stockholders is to be held in lieu of the 2024 annual meeting of the Company.

The Special Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/globalinkinvestment/sm2024. If you plan to attend the virtual online Special Meeting, you will need your control and request IDs number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world. You will also be able to attend the Special Meeting via teleconference in a listen-only mode using the following dial-in information:

Telephone access (listen-only):

Within the U.S.: 1 800-450-7155 (toll-free)

Outside of the U.S.:1 857-999-9155 (standard rates apply)

Meeting ID: [·]

Even if you are planning to attend the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated , 2024, and is first being mailed to stockholders of the Company on or about , 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, as amended, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 9, 2021, which we refer to as the “IPO,” from December 9, 2024 to, if the Company elects to extend the date to consummate a business combination, for up to six monthly extensions to June 9, 2025, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date;” and

●	a proposal to amend the Company’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), as amended on March 6, 2023 and November 30, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”), extending the time for the Company to complete its initial business combination under the Trust Agreement from (x) December 9, 2024 (the “Termination Date”), to (y) up to June 9, 2025, if the Company elects to extend the date to consummate a business combination, for up to six monthly extensions, by depositing into the Trust Account $60,000 (each an “Extension Payment”) for each one-month extension from December 9, 2024 to June 9, 2025, unless the Closing of the Company’s initial business combination shall have occurred, which we refer to as the “Trust Amendment Proposal”; and

●	a proposal to re-elect Hui Liang Wong and Hong Shien Beh as Class II directors of the Company, until the annual meeting of the Company to be held in 2027 or until their successors are appointed and qualified, which we refer to as the “Director Election Proposal”; and

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●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, or the Trust Amendment Proposal, or the Director Election Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination (a “Business Combination”). While we are using our best efforts to complete a Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The purpose of the Extension Amendment and the Trust Amendment Proposal is to allow the Company more time to complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock, par value $0.001, issued in our IPO, which we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 29, 2024). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.48 based on the balance of the Trust Account as of November 7, 2024. The closing price of the Company’s shares of common stock on November 4, 2024, was $11.42. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Extension Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our sponsor, GL Sponsor LLC, a Delaware limited liability company (the “Sponsor”) or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

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The sole purpose of the Director Election Proposal is to re-elect our Class II directors in accordance with our charter, which is necessary to satisfy certain listing requirements of the Nasdaq Stock Market (the “Nasdaq”).

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a Business Combination by the extension deadline of December 9, 2024, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the Delaware General Corporation Law, which we refer to as the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

Subject to the foregoing, the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date for the Special Meeting will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Extension Amendment and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Approval of the Director Election Proposal requires a plurality of the votes of the holders of our common stock entitled to vote and who, being present in person or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding shares of our common stock entitled to vote and who, being present in person or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter.

Our Board has fixed the close of business on November 13, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s shares of common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, or implement the Extension Amendment or the Trust Amendment.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

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November , 2024	By Order of the Board of Directors

/s/ Say Leong Lim
Say Leong Lim
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 3, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/globalinkinvestment/sm2024.

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GLOBALINK INVESTMENT INC.

200 Continental Drive, Suite 401

Newark, Delaware 19713

+6012 405 0015

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2024

PROXY STATEMENT

The Special Meeting, which we refer to as the “Special Meeting,” of stockholders of Globalink Investment Inc., which we refer to as the “we,” “us,” “our,” “Globalink” or the “Company,” will be held at 9:00 a.m. Eastern Time on December 3, 2024 as a virtual meeting. This special meeting of stockholders is to be held in lieu of the 2024 annual meeting of the Company. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/globalinkinvestment/sm2024. If you plan to attend the virtual online Special Meeting, you will need your control and request IDs number to vote electronically at the Special Meeting. You will also be able to attend the Special Meeting via teleconference in a listen-only mode using the following dial-in information:

Telephone access (listen-only):

Within the U.S.: 1 800-450-7155 (toll-free)

Outside of the U.S.:1 857-999-9155 (standard rates apply)

Meeting ID: [·]

The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, as amended, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 9, 2021, which we refer to as the “IPO,” from December 9, 2024 to, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions to June 9, 2025, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date;” and

●	a proposal to amend the Company’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), as amended on March 6, 2023 and November 30, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee” or “Continental”), extending the time for the Company to complete its initial business combination under the Trust Agreement from (x) December 9, 2024 (the “Termination Date”), to (y) up to June 9, 2025, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions, by depositing into the Trust Account $60,000 (each an “Extension Payment”) for each one-month extension from December 9, 2024 to June 9, 2025 (each, an “Extended Termination Date”), unless the Closing of the Company’s initial business combination shall have occurred, which we refer to as the “Trust Amendment Proposal”; and

●	a proposal to re-elect Hui Liang Wong and Hong Shien Beh as Class II directors of the Company, until the annual meeting of the Company to be held in 2027 or until their successors are appointed and qualified, which we refer to as the “Director Election Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, or the Director Election Proposal.

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The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination (a “Business Combination”). While we are using our best efforts to complete a Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The purpose of the Extension Amendment and the Trust Amendment Proposal is to allow the Company more time to complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock, par value $0.001, issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $30.04 million that was in the Trust Account as of November 7, 2024.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

In the event of a liquidation, our sponsor, GL Sponsor LLC, a Delaware limited liability company (the “Sponsor”), our officers and directors (the shares held by the Sponsor and our directors and officers are referred to as the “Founder Shares”) and Public Gold Marketing Sdn. Bhd., a Malaysian private limited company, an affiliate with the Sponsor, and the investor who purchased 570,000 private units in the private placement simultaneously with the consummation of the IPO (the “private investor”), will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private placement units.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 29, 2024). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide itself in writing as a beneficial holder and provide its legal name, phone number and provide address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.48 based on the balance in the Trust Account as of November 7, 2024. The closing price of the Company’s shares of common stock on November 4, 2024, was $11.42. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Extension Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, the Sponsor or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

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If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by December 9, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the Delaware General Corporation Law, which we refer to as the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers, and the private investor will not receive any monies held in the Trust Account as a result of their ownership of 2,875,000 Founder Shares and 570,000 private units. As a consequence, a liquidating distribution will be made only with respect to the public shares.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor, its designees or the private investor has agreed to loan to us $60,000 for each one-month extension from December 9, 2024 to June 9, 2025, up to an aggregate of $360,000 for a total of six extensions until June 9, 2025, unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account immediately prior to each extension. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the Sponsor, its designees or the private investor advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete a Business Combination by December 9, 2024, we will dissolve and liquidate in accordance with our charter.

Our Board has fixed the close of business on November 13, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of the Company’s shares of common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 6,007,567 shares of common stock, par value $0.001, outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Okapi Partners LLC as our proxy solicitor (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $16,000 plus reimbursement of any additional expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated         , 2024 and is first being mailed to stockholders on or about         , 2024.

November , 2024	By Order of the Board of Directors

/s/ Say Leong Lim
Say Leong Lim
Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed under the laws of the State of Delaware on March 24, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 9, 2021, we consummated our IPO from which we derived gross proceeds of $115 million (including the over-allotment option), and incurring offering costs (inclusive of the full exercise of the underwriter’s over-allotment option) of approximately $6.925 million, inclusive of $2.3 million of underwriting discount and $4.025 million in deferred underwriting commissions. Like most blank check companies, our amended and restated charter, as amended, currently in effect provides for the return of our IPO proceeds held in trust to the holders of shares of our common stock, par value $0.001, sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which is December 9, 2024. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a Business Combination.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

The sole purpose of the Director Election Proposal is to re-elect our Class II directors in accordance with our charter, which is necessary to satisfy certain listing requirements of Nasdaq.

What is being voted on?	You are being asked to vote on:

	●	a proposal to amend our charter to extend the date by which we have to consummate a business combination from December 9, 2024 to up to June 9, 2025, if we elect to extend the Termination Date for up to six one-month extensions from December 9, 2024 to up to June 9, 2025, unless the closing of the Company’s initial business combination shall have occurred;

	●	a proposal to amend our Trust Agreement to extend the date by which we have to consummate a business combination from the deadline of December 9, 2024 to up to June 9, 2025, if we elect to extend the Termination Date for up to six one-month extensions from December 9, 2024 to June 9, 2025, by depositing into the Trust Account an applicable Extension Payment, unless the Closing of the Company’s initial business combination shall have occurred; and

	●	a proposal to re-elect Hui Liang Wong and Hong Shien Beh as Class II directors of the Company, until the annual meeting of the Company to be held in 2027 or until their successors are appointed and qualified, which we refer to as the “Director Election Proposal”; and

	●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal.

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The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

However, we will not proceed with the Extension if the number of redemptions or repurchases of shares of our common stock, par value $0.001 issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $30.04 million that was in the Trust Account as of November 7, 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment. In the event the Special Meeting is cancelled and we do not complete a Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by December 9, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

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Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Our charter provides that we have until December 9, 2024 to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate a Business Combination. While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before December 9, 2024. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The Company believes that given its expenditure of time, effort and money on a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s IPO, from December 9, 2024 to, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions to June 9, 2025, unless the closing of the Company’s initial business combination shall have occurred.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

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If any of the Extension Amendment Proposal, the Trust Amendment Proposal, or the Director Election Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we do not complete a Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

Why is the Company proposing the Director Election Proposal?

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the first class of directors, consisting of Kian Huat Lai, will expire at the annual meeting of stockholders to be held in 2027. The term of office of the second class of directors, consisting of Hui Liang Wong and Hong Shien Beh, will expire at this Special Meeting. The term of office of the third class of directors, consisting of Say Leong Lim and Kelvin (Zeng Yenn) Chin, will expire at the annual meeting of stockholders to be held in 2025.

If the Director Election Proposal is approved at the Special Meeting, our Class II directors will be elected to the Board to serve for the ensuing three-year period or until their successors are duly elected and qualified or their earlier resignation or removal. The Board has nominated each of Hui Liang Wong and Hong Shien Beh for re-election as Class II directors. Our Board believes each of Hui Liang Wong and Hong Shien Beh is well-qualified to serve as a director because each of them possesses extensive management and director experience.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of a Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete a Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate a Business Combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete a Business Combination on or before December 9, 2024. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Director Election Proposal?

The Board believes that it is in the best interests of our stockholders that each of Hui Liang Wong and Hong Shien Beh be re-elected as a Class II director to serve for the ensuing three-year period or until a successor is elected and qualified or his or her earlier resignation or removal, due to his or her extensive management and director experience.

The rules of Nasdaq require that the Board be consisted of a majority of independent directors. An “independent director” is defined generally as a person who, in the opinion of the Board, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). Each of Hui Liang Wong and Hong Shien Beh, in the opinion of the Board, meets the independence requirements under Rule 10A-3 under the Exchange Act of 1934, as amended. If either Hui Liang Wong or Hong Shien Beh is not elected as a director at the Special Meeting, management of the Company and the Board will be in search for an alternative candidate.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete a Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

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When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?	We intend to hold the Special Meeting to approve the Extension Amendment and the Trust Amendment Proposal and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete a Business Combination on or before December 9, 2024. If we complete a Business Combination on or before December 9, 2024, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment and Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment or Trust Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock, par value $0.001, issued in our IPO causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal. Currently, our Sponsor and our officers and directors, and an affiliate of our Sponsor, PGM, own approximately 57.34% of our issued and outstanding shares of common stock, or 3,445,000 shares of Globalink common stock. Our Sponsor, directors and officers, and PGM do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of our issued and outstanding shares of common stock on the record date.

The approval of the Director Election Proposal requires a plurality of the votes of the holders of our common stock entitled to vote and who, being present in person or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter.

The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock entitled to vote and who, being present in person or represented by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal or the Trust Amendment Proposal?	If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

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There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers, and the private investor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or private units.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate a Business Combination until the Extended Date. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete a Business Combination within the requisite time period will require us to liquidate. If we liquidate, our public stockholders may only receive $11.48 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by holders of at least a majority of the shares of common stock issued and outstanding as of the record date, we will file an amendment to the charter in the form set forth in Annex A hereto and execute the amendment to the Trust Agreement in the form set forth in Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, shares of common stock, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment Proposal, the Sponsor, its designees or the private investor has agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $60,000 for each one-month extension from December 9, 2024 to June 9, 2025, to be deposited into the trust account upon each such extension.

The Extension Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor, its designees, or the private investor upon consummation of a Business Combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares of common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and private units.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders.

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We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete a Business Combination on or before the Termination Date, we will dissolve and liquidate in accordance with the charter.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of the completion of our initial business combination and 12 months from the effectiveness date of the registration statement in connection with our IPO.

Am I able to exercise my redemption rights in connection with a Business Combination?	If you were a holder of shares of common stock as of the close of business on the record date for a meeting to seek stockholder approval of a Business Combination, you will be able to vote on a Business Combination. The Special Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with a Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is one business day before the Special Meeting of stockholders to vote on a Business Combination). If you disagree with a Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve a Business Combination, subject to any limitations set forth in our charter.

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How do I attend the meeting?

You will need your control number and request IDs for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental’s contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by visiting the link below to register: https://www.cstproxy.com/globalinkinvestment/sm2024.

You will not be able to vote or submit questions unless you register for and log in to the Special Meeting.

You will also be able to attend the Special Meeting via teleconference in a listen-only mode using the following dial-in information:

Telephone access (listen-only):

Within the U.S.: 1 800-450-7155 (toll-free)

Outside of the U.S.:1 857-999-9155 (standard rates apply)

Meeting ID: [·]

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal or the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Director Election Proposal requires a plurality of the votes of the holders of our common stock entitled to vote and who, being present in person or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter. Accordingly, a company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will have no effect on the come of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy. Accordingly, a company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

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What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a simple majority in voting power of our shares of common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,003,784 shares would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of our shares of common stock at the close of business on November 13, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 6,007,567 shares of common stock, par value $0.001 were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares of common stock were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

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What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers, and PGM have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,875,000 Founder Shares and 570,000 shares underlying the private units, which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.” Such interests also include Hui Liang Wong’s and Hong Shien Beh interests as the director nominees in the Director Election Proposal.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under Delaware law.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our shares of common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy. If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date. In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on November 29, 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

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What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Proxy Solicitor to assist in the solicitation of proxies for the Special Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Okapi Partners LLC 1212 Avenue of the Americas, 17th Floor New York, NY 10036 Phone: (212) 297-0720 Email: info@okapipartners.com

You may also contact us at:

GLOBALINK INVESTMENT INC. 200 Continental Drive, Suite 401 Newark, Delaware 19713 Attn: Say Leong Lim Email: sllim@globalinkinvestment.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following a Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 2, 2024 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the Year Ended December 31, 2023, filed with the SEC on April 2, 2024 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination.

The final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

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To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed Continental, the trustee, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of an initial business combination or our liquidation. Following the liquidation of investments in the Trust Account, we receive reduced interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

The 2024 SPAC Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. To mitigate the risk of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, in July 2023, the Company instructed Continental, the trustee of the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our Business Combination or liquidation. However, it is possible that a claim could be made that we were operating as an unregistered investment company prior to August 2023. This risk may be increased if we decide to hold the funds in the Trust Account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities again, rather than continuing to hold the funds in the Trust Account in cash.

If we were deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we were deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we can conduct our activities in such way that we would not be deemed an investment company, we may expect to abandon our efforts to complete the Business Combination and instead to liquidate. If we were required to liquidate, our stockholders would not be able to realize the benefits of owning shares of stock in the post-business combination company, including the potential appreciation in the value of our stock and warrants following the Business Combination, and our warrants would expire worthless.

Since the Sponsor, our directors and officers, and an affiliate of the Sponsor will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers, and PGM, an affiliate of the Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of 2,875,000 Founder Shares and 570,000 shares underlying the private units. As a consequence, a liquidating distribution will be made only with respect to the public shares. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our shares of common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000 by the Sponsor. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in consummating a Business Combination in order to close a Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with a Business Combination. Whether or not a Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with a Business Combination and operating as a public company following the closing of a Business Combination. We may also incur additional costs to retain key employees. Even if a Business Combination is not completed, we have incurred approximately more than US$3 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

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Following December 9, 2024, we will no longer be in compliance with Nasdaq listing rules and, as a result, our securities will be immediately suspended from trading and delisted from Nasdaq upon our receipt of a delisting determination letter from Nasdaq. This will have significant material adverse consequences on us and our securities, including that it will negatively impact our ability to complete a Business Combination, will limit investors’ ability to make transactions in our securities and could subject us to additional trading restrictions.

If the Extension Amendment Proposal is approved and implemented, we would have up until June 9, 2025 (our 42-month anniversary) to complete an initial business combination. Nasdaq Listing Rule 5815, which was amended effective October 7, 2024, provides for the immediate suspension and desilting upon issuance of a listing determination letter for failure to meet the requirement in Nasdaq Listing Rule IM 5101-2(b), curtailing the ability of the Nasdaq hearings panel to give special purpose acquisition companies more time to complete an initial business combination beyond 36 months. Nasdaq Listing Rule IM 5101-2(b) requires a SPAC such as us to complete its initial business combination within 36 months of the effectiveness of its IPO registration statement, which, in our case, is December 9, 2024.

As such, following December 9, 2024 (our 36-month anniversary), we will no longer be in compliance with Nasdaq listing rules. As a result, our securities will be immediately suspended from trading and delisted from Nasdaq upon our receipt of a delisting determination letter from Nasdaq following December 9, 2024. Suspension and delisting will be immediate upon our receipt of a delisting determination letter from Nasdaq and can no longer be stayed pending a hearing. Nasdaq may only reverse its delisting determination if it finds it made a factual error in applying the rule.

In addition, in connection with any initial business combination, we would be required to demonstrate compliance with the applicable exchange’s initial listing requirements, which are more rigorous than the continued listing requirements, in order to continue to maintain the listing of our securities. We cannot assure you that we will be able to meet those initial listing requirements at that time, particularly if we are no longer listed on a stock exchange.

Upon the suspension and delisting of our securities from Nasdaq, we and our securities will face significant material adverse consequences, including:

●	being less attractive to potential business combination targets and therefore making it more difficult for us to complete an initial business combination;

●	a decreased ability to issue additional securities or obtain additional financing in the future;

●	a limited availability of market quotations for our securities, even if our securities were to be quoted on an over-the-counter market;

●	reduced liquidity and demand for our securities;

●	determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and could result in a further reduced level of trading activity in the secondary trading market for our securities;

●	greater difficulty and cost at being able to satisfy any applicable stock exchange’s initial listing requirements for the post-business combination company;

●	our securities no longer qualifying as “covered securities” under the National Securities Markets Improvement Act of 1996 (“NSMIA”), meaning that sales of our securities would be subject to regulation in each state in which that sale occurs, including in connection with our initial business combination, which may negatively impact our ability to consummate our initial business combination or to otherwise issue additional securities or obtain additional financing in the future and could negatively impact the ability of our security holders to trade, and result in further reduced liquidity and demand for, our securities; and

●	a limited amount of news and analyst coverage.

Globalink may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Globalink’s sponsor, GL Sponsor LLC, a Delaware limited liability company, has equity holders that reside outside the United States. Globalink therefore may be considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over Globalink for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If Globalink’s initial business combination with a U.S. business falls within CFIUS’s jurisdiction, Globalink may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay Globalink’s initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order Globalink to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent Globalink from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to Globalink and its stockholders.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and Globalink has limited time to complete its initial business combination. If Globalink cannot complete its initial business combination by December 9, 2024 (or up until June 9, 2024 if the Extension Amendment Proposal is approved and implemented) because the review process drags on beyond such timeframe or because Globalink’s initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, Globalink may be required to liquidate. If Globalink liquidates, based on the trust account balance as of November 7, 2024, Globalink’s public stockholders may only receive approximately US$11.48 per share, and the warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on March 24, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 6,007,567 shares of common stock issued and outstanding. We issued 11,500,000 units (including as a result of the exercise by the underwriter of the over-allotment option), each consisting of one share of common stock, one right to receive one-tenth (1/10) of a share of common stock upon the consummation of an initial business combination and one redeemable warrant entitling the holder thereof to purchase one-half (1/2) of a share of common stock at a price of $11.50 per whole share. We also issued 570,000 private units in a private placement simultaneously with the consummation of our IPO to the private investor. As of December 31, 2023 and 2022, there were 11,500,000 public warrants outstanding. The warrants will become exercisable until the later of the completion of our initial business combination and 12 months from the effectiveness date of the registration statement in connection with our IPO and expire five years after the completion of our initial business combination or earlier upon redemption. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our shares of common stock equals or exceeds $16.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $116.725 million of the proceeds from our IPO and the simultaneous sale of the private units was placed in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below. In July 2023, the Company instructed Continental to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our Business Combination or liquidation.

Approximately $30.04 million was held in the Trust Account as of November 7, 2024. The mailing address of the Company’s principal executive office is 200 Continental Drive, Suite 401, New York, Delaware 19713.

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THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by December 9, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment.

The Board believes that given our expenditure of time, effort and money on a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that a Business Combination will provide significant benefits to our stockholders.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Regardless of whether the Extension Amendment Proposal is approved and implemented, our securities will face immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on December 9, 2024, as we will no longer be in compliance with Nasdaq Listing Rule IM 5101-2(b). There could be substantial risks to us the as a result of our non-compliance with this rule. See “Risk Factors — Following December 9, 2024, we will no longer be in compliance with Nasdaq listing rules and, as a result, our securities will be immediately suspended from trading and delisted from Nasdaq upon our receipt of a delisting determination letter from Nasdaq. This will have significant material adverse consequences on us and our securities, including that it will negatively impact our ability to complete a business combination, will limit investors’ ability to make transactions in our securities and could subject us to additional trading restrictions.”

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until December 9, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before December 9, 2024. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The Company’s IPO prospectus and DGCL provide that the affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 9, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination.

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If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by December 9, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers, and the private investor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the private units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the charter in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, public warrants and public rights will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment Proposal, the Sponsor, its designees, or the private investor has agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $60,000 for each one-month extension from December 9, 2024 to June 9, 2025, to be deposited into the trust account immediately prior to each extension. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete a Business Combination, depending on the percentage of redemptions received in connection with the Extension Amendment.

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If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $30.04 million held in the Trust Account as of November 7, 2024. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 29, 2024. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on November 29, 2024 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on November 29, 2024 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on November 29, 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of November 7, 2024, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.48. The closing price of the Company’s shares of common stock as of November 4, 2024 was $11.42.

If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on November 29, 2024 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Extension Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, the Sponsor or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Vote Required for Approval

The affirmative vote by holders of at least a majority of the Company’s issued and outstanding shares of common stock as of the record date is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension Amendment and Trust Amendment will not be implemented and, if a Business Combination has not been consummated by December 9, 2024, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of Globalink’s then stockholders and subject to the requirements of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of Globalink’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to its obligations under the DGCL to provide for claims of creditors and the requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any shares owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers, and an affiliate of our Sponsor, PGM, beneficially owned and were entitled to vote an aggregate of 3,445,000 shares of Globalink common stock, representing approximately 57.34% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

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Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, its affiliate, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor, PGM, an affiliate of the Sponsor, executive officers and directors together hold an aggregate of 3,445,000 shares of Globalink common stock. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our shares of common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000 by the Sponsor;

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter; and

●	Globalink has issued an aggregate of US$3.85 million in promissory notes to PGM, which are payable upon the closing of an initial business combination. In the event of a liquidation, PGM has waived its rights to any liquidation distributions. As such, the Sponsor and PGM may have additional interests in the Extension Amendment Proposal.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until December 9, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before December 9, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and DGCL provide that the affirmative vote of the holders of at least a majority of all issued and outstanding shares of common stock as of the record date is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 9, 2024 to the Extended Date, in the event we cannot consummate a Business Combination by December 9, 2024.

The Company is not asking you to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following brief discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their shares of common stock redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election.

This brief discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold shares of common stock as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

●	persons whose functional currency is not the U.S. dollar.

This brief discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought and do not intend to seek any rulings from the IRS regarding an intended Business Combination or an exercise of redemption rights by holders of our shares of common stock. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions could be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of shares of common stock, warrants or rights, who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

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This brief summary discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

In the Event of A Redemption as Sale or Distribution

In the event that a U.S. Holder’s shares of common stock are redeemed pursuant to an Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares of common stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of common stock, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such shares of common stock exceeds one year. It is unclear, however, whether certain redemption rights may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of shares of common stock, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in our shares of common stock, but not below zero, and then will be treated as gain from the sale of our shares of common stock.

Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our shares of common stock treated as held by the U.S. Holder (including any shares of common stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the shares of common stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares of common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following a redemption of shares of common stock must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

Prior to a Business Combination, the shares of common stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our shares of common stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our shares of common stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of common stock owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the shares of common stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then a redemption could be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Information Reporting and Backup Withholding

Dividend payments with respect to our shares of common stock and proceeds from the sale, exchange or redemption of our shares of common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

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THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 6, 2021 and amended on March 6, 2023 and November 30, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from December 9, 2024 to up to June 9, 2025, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions to June 9, 2025) (the “Trust Amendment”), by depositing into the Trust Account an applicable Extension Payment, unless the Closing of the Company’s initial business combination shall have occurred, and (ii) updating an exhibit attached to the Trust Agreement. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from December 9, 2024, the deadline to consummate a business combination, to up to June 9, 2025, if the Company elects to extend the date to consummate a business combination for up to six times of monthly extensions, and to update an exhibit attached to the Trust Agreement.

The Company’s current Trust Agreement provides that the Company has until up to 36 months after the closing of the IPO in the event that the Company extends the time to complete the Business Combination, for up to 24 months, or the Company has to terminate the Trust Agreement and liquidate the Trust Account. As of the date of this proxy statement, the Company has elected to extend the time to complete the Business Combination to 36 months after the closing of the IPO, or December 9, 2024. The Trust Amendment will make it clear that the Company has until the Extended Termination Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

If the Trust Amendment is not approved and we do not consummate an initial Business Combination by December 9, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase shares of common stock will expire worthless.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Termination Date and does not wish to seek an additional extension.

Vote Required for Approval

The affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any shares of common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers, and an affiliate of our Sponsor, PGM, beneficially owned and were entitled to vote an aggregate of 3,445,000 shares of Globalink common stock, representing approximately 57.34% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

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THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the second class of directors, consisting of Hui Liang Wong and Hong Shien Beh, will expire at this Special Meeting. The term of office of the first class of directors, consisting of Kian Huat Lai, will expire at the annual meeting of stockholders to be held in 2027. The term of office of the third class of directors, consisting of Say Leong Lim and Kelvin (Zeng Yenn) Chin, will expire at the annual meeting of stockholders to be held in 2025.

At the Special Meeting, stockholders will be asked to vote on the election of two Class II directors to the Board to serve for the ensuing three-year period or until their successors are elected and qualified or their earlier resignation or removal. The Board has nominated Hui Liang Wong and Hong Shien Beh for re-election as Class II directors. Our Board believes each of Hui Liang Wong and Hong Shien Beh is well-qualified to serve as a director because he or she has extensive experience as an investor and a director of public companies. The biography of Hui Liang Wong and Hong Shien Beh is set forth below.

Vote Required for Approval

The Director Election Proposal requires a plurality of the votes of the holders of our common stock entitled to vote and who, being present in person or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast towards the Director Election Proposal at the Special Meeting.

The Sponsor, our directors and our officers have agreed to vote the Founder Shares in favor of the Director Election Proposal. On the Record Date, the Sponsor, our directors and our officers beneficially owned and were entitled to vote 2,875,000 shares of our common stock, constituting 47.86% of the Company’s issued and outstanding shares of common stock. See the section entitled “Beneficial Ownership of Securities” for additional information.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Director Election Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Director Election Proposal.

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OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE DIRECTOR ELECTION PROPOSAL.

Information About Directors, Executive Officers and Nominee

Our executive officers, directors, and director nominee are as follows:

Name	Age	Title
Say Leong Lim	55	Chairman of the Board and Chief Executive Officer
Kelvin (Zeng Yenn) Chin	40	Chief Financial Officer and Director
Hong Shien Beh	37	Independent Director
Kian Huat Lai	58	Independent Director
Hui Liang Wong	41	Independent Director

Say Leong Lim has served as our Chairman of the Board and Chief Executive Officer since our inception. Mr. Lim has been involved in numerous corporate and operation transactions, amongst other IPOs, RTOs, M&A deals, restructuring and rightsizing, funding, training, management and operational controls in Malaysia, Singapore, Indonesia, Hong Kong, Mainland China and Australia over the last 30 years. Since April 2023, Mr. Lim has served as the chief executive officer of Xtend Digital Sdn. Bhd., a technology company based in Malaysia. Since February 2019, Mr. Lim has served as the Independent Non-executive Director of Aurora Italia International Bhd., a public retail company in Malaysia. Since June 2021, Mr. Lim has served as an independent director at LFE corporation Bhd., an engineering company in Malaysia. In May 2010, Mr. Lim co-founded Everise Concepts PLT and has since served as its advisor. Everise Concepts PLT is principally involved in the provision of corporate and business consultancy, real estate projects and the wholesale and distribution of fast-moving consumer goods via retail and online channels. From November 2020 to April 2022, Mr. Lim served as an independent director of Caely Holdings Bhd. Mr. Lim obtained his Chartered Management Accountant Degree in management accountancy from the Chartered Institute of Management Accountants (CIMA) United Kingdom in 1991 and was admitted as a Malaysian Institute of Accountants (MIA) in 1996. Mr. Lim obtained his Master of Business Administration from Heriot-Watt University in United Kingdom in 1997.

Kelvin (Zeng Yenn) Chin serves as a member of our Board and our Chief Financial Officer since March 2023. Mr. Chin has over 15 years of audit experience, including auditing of issuers seeking initial public offerings. Mr. Chin has served as the Financial Controller at PG Mall Sdn Bhd., an e-commerce marketplace, responsible for overseeing financial related matters of the company from September 2021 to October 2024. From September 2019 to August 2021, Mr. Chin served as the Disruptive Events Advisory Director at Deloitte Southeast Asia. He was an Operational Director with Herman Corporate Advisory Sdn Bhd, a Malaysian local boutique advisory firm from December 2017 to August 2019. From May 2016 to December 2017, he was an Audit Senior Manager with Deloitte Southeast Asia after serving as an Assurance Manager in PricewaterhouseCoopers Malaysia from January 2012 to April 2016. Mr. Kelvin (Zeng Yenn) Chin received his bachelor’s degree in business from Victoria University in 2007. He obtained his Certified Public Accountant (“CPA”) status in 2012 from CPA Australia and subsequently admitted as a member of the Malaysian Institute of Accountants in 2013.

Hong Shien Beh serves as an independent member of our Board. Mr. Beh is a legal professional with vast experience in various area of dispute resolution such as defamation, contract, arbitration, construction, planning appeals, commercial and stockholders disputes, industrial accidents, employment, family law, inheritance and estate disputes. Mr. Beh has been a partner at Messrs Y.C. Wong Advocates & Solicitors since May 2013. From August 2010 to April 2013, Mr. Beh served as an associate at Ismail, Khoo & Associates, a law firm. Mr. Beh received his Bachelor of Laws (LLB) degree from University of Northumbria, Newcastle United Kingdom in 2008.

Hui Liang Wong serves as an independent member of our Board. Ms. Wong has extensive experience in project management. Ms. Wong has served as an executive director at Seedset Sdn. Bhd., a consulting company in Malaysia since May 2018. Ms. Wong has also served as an executive director at Adansys Consulting Sdn Bhd (formerly known as Avoras Malaysia Sdn Bhd), an IT service company since November 2020. Ms. Wong received her Bachelor of Information Technology (Management) degree from University of Malaya, Malaysia in 2006. Ms. Wong received her Foundation Certificate in IT Service Management in August 2007.

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Kian Huat Lai serves as an independent member of our Board. Mr. Lai has been serving as an executive director at Ni Hsin Group Berhad (formerly known as Ni Hsin Resource Berhad), a public company in Malaysia since December 2020. From April 2018 to November 2020, Mr. Lai served as a non-independent and non-executive director at Classita Holdings Berhad (formerly known as Caely Holdings Berhad), a public company in Malaysia. From November 2017 to June 2018, Mr, Lai served as an independent and non-executive director at Ta Win Holding Berhad, a public company in Malaysia and from February 2016 to July 2017, Mr. Lai served as an independent and non-executive director at Widad Group Berhad (formerly Ideal Jacobs (Malaysia) Corporation Berhad), a public company in Malaysia. Mr. Lai studied at Stamford College, Malaysia for General Certificate of education (GCE A Level) from 1985 to 1986. Mr. Lai received his degree in accountancy from the Association of International Accountants, United Kingdom in 1993.

Corporate Governance Matters

Number, Appointment and Terms of Office of Officers and Directors

Our Board consists of five members, three of whom are deemed “independent” under SEC and Nasdaq rules. Our Board has been divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Kian Huat Lai, will expire at our annual meeting of stockholders in 2027. The term of office of the second class of directors, consisting of Hui Liang Wong and Hong Shien Beh, will expire at this Special Meeting. The term of office of the third class of directors, consisting of Say Leong Lim and Kelvin (Zeng Yenn) Chin, will expire at our annual meeting of stockholders in 2025.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our directors may consist of a chairman of the Board, and that our officer may consist of chief executive officer, president, chief financial officer, executive vice president(s), vice president(s), secretary, treasurer and such other officers as may be determined by the Board.

Director Independence

The rules of the Nasdaq require that a majority of our Board be independent within one year of our listing. An “independent director” is defined generally as a person who, in the opinion of the Board, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). Our Board has determined that each of Hong Shien Beh, Hui Liang Wong, and Kian Huat Lai is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Meetings and Committees of the Board

In the year ended December 31, 2023, the Board held 21 meetings and acted by written consent 21 times. Although we do not have any formal policy regarding director attendance at annual meetings of stockholders, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No director attended fewer than 75% of the meetings of the board and of the committees thereof upon which he served in 2023.

Audit Committee

We have established an audit committee of the Board. Hong Shien Beh, Hui Liang Wong, and Kian Huat Lai serve as the members of the audit committee, and Mr. Kian Huat Lai chairs the audit committee. All members of our audit committee are independent.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;

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●	discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
●	discussing with management major risk assessment and risk management policies;
●	monitoring the independence of the independent registered public accounting firm;
●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
●	reviewing and approving all related party transactions;
●	inquiring and discussing with management our compliance with applicable laws and regulations;
●	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;
●	appointing or replacing the independent registered public accounting firm;
●	determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Audit Committee Report

Management has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 with our audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of our audit committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited annual financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

In performing all of these functions, our audit committee acts only in an oversight capacity. The audit committee reviews the Company’s annual reports and its quarterly reports prior to filing with the SEC. In its oversight role, our audit committee relies on the work and assurances of the Company’s management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm. In reliance on these reviews, discussions, and the report of our independent registered public accounting firm, our audit committee recommended to our Board, and the Board approved, that the audited financial statements for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Members of the Audit Committee:

Hong Shien Beh

Hui Liang Wong

Kian Huat Lai

In the year ended December 31, 2023, the audit committee held four (4) meetings and acted by written consent four (4) times.

Compensation Committee

We have established a compensation committee of the Board. Hong Shien Beh, Hui Liang Wong, and Kian Huat Lai serve as the members of the compensation committee, and Ms. Hui Liang Wong chairs the compensation committee. All members of our compensation committee are independent.

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We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;
●	reviewing and approving the compensation of all of our other executive officers and reviewing and making recommendations with respect to all non-executive officer compensation;
●	reviewing our executive compensation policies and plans;
●	implementing and administering our incentive compensation equity-based remuneration plans;
●	assisting management in complying with our proxy statement and annual report disclosure requirements;
●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
●	producing a report on executive compensation to be included in our annual proxy statement; and
●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment of customary fees we may elect to make to members of our Board for director service and payment to our Sponsor of $10,000 per month from the date of our IPO prospectus to September 2023, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

In the year ended December 31, 2023, the compensation committee did not hold any meetings or act by written consent.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Hong Shien Beh, Hui Liang Wong, and Kian Huat Lai. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our charter and by-laws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

In the year ended December 31, 2023, the independent directors participating in the consideration and recommendation of director nominees did not hold any meetings but acted by written consent once.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

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Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (“Code of Ethics”). The code of ethics codifies the business and ethical principles that govern all aspects of our business. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Limitation on Liability and Indemnification of Officers and Directors

Our charter provides that our directors and officers will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. In addition, our charter provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors. Notwithstanding the foregoing, as set forth in our charter, such indemnification will not extend to any claims our insiders may make to us to cover any loss that they may sustain as a result of their agreement to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. We have entered into indemnity agreements with each of our officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Our by-laws also will permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We will purchase directors and officers liability insurance that protects our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these provisions. We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Independent Public Accountant

The firm of Friedman LLP, or Friedman (prior to Friedman LLP combining with Marcum LLP effective September 1, 2022) and Marcum LLP (“Marcum”), acts as our independent registered public accounting firm. A representative of our independent registered public accounting firm, Marcum, is not expected to be present at the Special Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to questions.

The following is a summary of fees paid to Friedman and Marcum for services rendered.

Audit Fees. For the years ended December 31, 2022 and 2023, fees were approximately $78,000 and $110,000, for the services performed in connection with the review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and the audit of our December 31, 2023 and 2022 consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2023.

Audit-Related Fees. For the years ended December 31, 2022 and 2023, Friedman LLP, or Friedman (prior to Friedman LLP combining with Marcum LLP effective September 1, 2022) and Marcum LLP did not render assurance and related services related to the services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

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Tax Fees. We did not pay Friedman LLP, or Friedman (prior to Friedman LLP combining with Marcum LLP effective September 1, 2022) and Marcum LLP for tax planning and tax advice during the years ended December 31, 2022 and 2023.

All Other Fees. For the years ended December 31, 2022 and 2023, Friedman LLP, or Friedman (prior to Friedman LLP combining with Marcum LLP effective September 1, 2022) and Marcum LLP did not render any services to us other than those set forth above.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Executive and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Under a certain administrative services agreement with GL Sponsor LLC, we paid to GL Sponsor LLC a fee of $10,000 per month for providing us with office space and certain office and secretarial services from the closing of our IPO to September 30, 2023. On September 30, 2023, the Company terminated the administrative services agreement. As a result, the Company is not required to pay the sponsor $10,000 monthly starting from September 30, 2023. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount accrued without interest and be due and payable no later than the date of the consummation of our initial business combination. Other than the $10,000 per month administrative fee, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Certain Relationships and Related Person Transactions

On August 19, 2021, our Sponsor purchased an aggregate of 2,875,000 shares of our common stock for an aggregate purchase price of $25,000, or approximately $0.009 per share. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares after the IPO (not including the shares underlying the private units). On October 14, 2021, our Sponsor transferred 15,000 insider shares to our Chief Executive Officer, 10,000 insider shares to our Mr. Cliff (Ming Hong) Chong, our former Chief Financial Officer, and 5,000 insider shares to each of the independent directors at their original purchase price. Subsequent to Mr. Cliff (Ming Hong) Chong’s departure, he transferred 10,000 insider shares to Mr. Kelvin (Zeng Yenn) Chin, our current Chief Financial Officer.

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Our private investor has purchased an aggregate of 570,000 private units at a price of $10.00 per unit ($5,700,000 in aggregate) in a private placement that closed simultaneously with the closing of the IPO. The private units are identical to the units sold in the IPO. Additionally, our private investor has agreed not to transfer, assign or sell any of the private units or underlying securities (except to the same permitted transferees as the insider shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the insider shares must agree to, each as described above) until the completion of our initial business combination.

In order to meet our working capital needs following the consummation of the IPO, our insiders, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. Our stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. If we do not complete a business combination, any outstanding loans from our insiders or their affiliates, will be repaid only from amounts remaining outside our Trust Account, if any. As of December 31, 2022 and 2023 and March 31, 2024, no loans from Globalink’s insiders, officers and directors were outstanding to Globalink.

The holders of our Founder Shares, as well as the holders of the private units and any units our insiders or their affiliates may be issued upon conversion of working capital loans or extension loans made to us (and any securities underlying the private units or units issued upon conversion of the working capital loans or extension loans), will be entitled to registration rights pursuant to the terms of a registration rights agreement entered into with such holders. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units and any units issued upon conversion of working capital loans or extension loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

The holders of the insider shares, as well as the holders of the private units and any units Globalink’s insiders or their affiliates may be issued upon conversion of working capital loans or extension loans made to Globalink (and any securities underlying the private units or units issued upon conversion of the working capital loans or extension loans), will be entitled to registration rights pursuant to the terms of a registration rights agreement entered into with such holders. The holders of a majority of these securities are entitled to make up to two demands that Globalink registers such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units and any units issued upon conversion of working capital loans or extension loans made to Globalink can elect to exercise these registration rights at any time after Globalink consummates a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of Globalink’s initial business combination. Globalink will bear the expenses incurred in connection with the filing of any such registration statements.

The Sponsor has agreed that, commencing on the date of the IPO prospectus through the earlier of the consummation of Globalink’s initial business combination or liquidation, it will make available to Globalink certain general and administrative services, including office space, utilities and administrative support, as Globalink may require from time to time. Globalink agreed to pay $10,000 per month for these services. However, pursuant to the terms of such agreement, Globalink may delay payment of such monthly fee upon a determination by its audit committee that Globalink lacks sufficient funds held outside the Trust Account to pay actual or anticipated expenses in connection with its initial business combination. Such unpaid amount accrues without interest and will be due and payable no later than the date of the consummation of Globalink’s initial business combination. On each of September 5, 2023, September 29, 2023 and November 7, 2023, an affiliate of the Company’s sponsor advanced $130,000 to the Company, for a total advance of $390,000. The $390,000 advance to fund trust extension deposits is reflected in “Due to related parties” on the consolidated balance sheets. As of December 31, 2023 and 2022 and March 31, 2024, the balance of unpaid amount due to the Sponsor or affiliates was $607,000, $127,000, and $607,000, respectively. On September 30, 2023, Globalink terminated the administrative services agreement. As a result, Globalink is not required to pay the sponsor $10,000 monthly starting from September 30, 2023.

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Simultaneously with the closing of the IPO, Globalink consummated the sale of 517,500 units, or private units, at a price of $10.00 per private unit in a private placement to PGM, generating gross proceeds of $5,175,000.

Simultaneously with the exercise of the over-allotment, Globalink consummated a private sale of an additional 52,500 private units to PGM at a price of $10.00 per unit, generating additional gross proceeds of $525,000. Since Chardan’s over-allotment was exercised in full, the Sponsor did not forfeit any Founder Shares.

On March 3, 2023, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $390,000 for the purpose of extension fees payment. The promissory note bears an interest of 6% per annum and repayable upon consummation of an initial business combination. As of December 31, 2023, the full $390,000 had been borrowed and no amount was available under this note for borrowing.

On March 23, 2023, Globalink entered into a promissory note subscription term sheet with PGM for an amount of up to $250,000 for working capital needs. The promissory note bears an interest of 6% per annum and repayable upon consummation of an initial business combination. As of December 31, 2023, the full $250,000 had been borrowed and no amount was available under this note for borrowing.

On June 2, 2023, Globalink entered into a promissory note subscription term sheet with PGM for an amount of up to $700,000 for working capital needs. The promissory note bears an interest of 6% per annum and repayable upon consummation of an initial business combination. As of December 31, 2023, the full $700,000 had been borrowed and no amount was available under this note for borrowing.

On October 10, 2023, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $250,000 for the purpose of working capital. The promissory note bears an interest of 6% per annum and repayable upon consummation of an initial business combination. As of December 31, 2023, the full $250,000 had been borrowed and no amount was available under this note for borrowing.

On December 8, 2023, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $110,000 for the purpose of working capital. The promissory note bears an interest of 6% per annum and repayable upon consummation of an initial business combination. As of December 31, 2023, the full $110,000 had been borrowed and no amount was available under this note for borrowing.

On each of September 5, 2023, September 29, 2023 and November 11, 2023, an affiliate of the Sponsor, Ng Yan Xun, advanced $130,000 to Globalink, for a total advance of $390,000. As of December 31, 2023, $390,000 of advance is reflected in “Due to Affiliate” on Globalink’s consolidated balance sheet.

On January 5, 2024, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $250,000 for the purpose of working capital.

On January 25, 2024, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $300,000 for the purpose of working capital.

On February 22, 2024, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $300,000 for the purpose of working capital.

On April 4, 2024, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $300,000 for the purpose of working capital.

On June 5, 2024, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $400,000 for the purpose of working capital.

On August 14, 2024, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $300,000 for the purpose of working capital.

Globalink’s total promissory note liability as of December 31, 2023 and 2022 and March 31, 2024 is $1,757,255, zero and $3,340,649, respectively.

On October 3, 2024, Globalink entered into a promissory note subscription term sheet with PGM for an amount of $300,000 for the purpose of working capital.

GL Sponsor LLC, the Sponsor, is the record holder of 2,835,000 shares of Globalink common stock. GL Sponsor LLC is managed by Ng Yan Xun. Ng Yan Xun may be deemed to beneficially own the shares held by the Sponsor by virtue of his control of the Sponsor. Ng Yan Xun disclaims beneficial ownership of the shares held by the Sponsor except to the extent of his pecuniary interest therein.

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Other than the fees described above, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to Globalink’s insiders or any of the members of its management team, for services rendered to Globalink prior to, or in connection with the consummation of its initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on behalf of Globalink, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by Globalink; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account and the interest income earned on the amounts held in the Trust Account, such expenses would not be reimbursed by Globalink unless Globalink consummate an initial business combination.

After the initial business combination, members of Globalink’s management team who remain with Globalink, if any, may be paid consulting, Board, management or other fees from the Combined Company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to Globalink’s stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider Globalink’s initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a current report as required by the SEC.

All ongoing and future transactions between Globalink and any of its officers and directors or their respective affiliates will be on terms believed by Globalink to be no less favorable to Globalink than are available from unaffiliated third parties. Such transactions will require prior approval by Globalink’s audit committee and a majority of its uninterested independent directors, in either case who had access, at its expense, to its attorneys or independent legal counsel. Globalink will not enter into any such transaction unless its audit committee and a majority of its disinterested independent directors determine that the terms of such transaction are no less favorable to Globalink than those that would be available to Globalink with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. In no event will our insiders, or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

42

THE SPECIAL MEETING

Overview

Date, Time and Place

The Special Meeting of the Company’s stockholders will be held at 9:00 a.m. Eastern Time on December 3, 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/globalinkinvestment/sm2024. If you plan to attend the virtual online Special Meeting, you will need your control and request IDs number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our shares of common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to http and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by visiting the link below to register: https://www.cstproxy.com/globalinkinvestment/sm2024. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting. You will also be able to attend the Special Meeting via teleconference in a listen-only mode using the following dial-in information:

Telephone access (listen-only):

Within the U.S.: 1 800-450-7155 (toll-free)

Outside of the U.S.:1 857-999-9155 (standard rates apply)

Meeting ID: [·]

43

Voting Power; record date

You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s shares of common stock at the close of business on November 13, 2024, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s shares of common stock issued and outstanding on the record date. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Director Election Proposal requires a plurality of the votes of the holders of our common stock entitled to vote and who, being present in person or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will have no effect on the come of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal.

At the close of business on the record date of the Special Meeting, there were 6,007,567 shares of common stock, par value $0.001, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal or the Director Election Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged the Proxy Solicitor to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s shares of common stock. You may contact the Proxy Solicitor, Okapi Partners LLC, at (212) 297-0720 or email: info@okapipartners.com.

44

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

45

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s shares of common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s shares of common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

As of the record date, there were 6,007,567 shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Shares of common stock
Directors and Executive Officers: (1)
Say Leong Lim	15,000	*
Kelvin (Zeng Yenn) Chin	10,000	*
Hong Shien Beh	5,000	*
Kian Huat Lai	5,000	*
Hui Liang Wong	5,000	*
		*
All officers and directors as a group (5 individuals)	30,000	*

5% or Greater Beneficial Owners:
GL Sponsor LLC(3)	2,835,000	47.19%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is 200 Continental Drive, Suite 401, Newark, Delaware 19713.
(2)	Does not include beneficial ownership of any shares of common stock underlying outstanding private rights and private warrants as such shares are not issuable within 60 days of the date of this proxy statement.
(3)	GL Sponsor LLC, our sponsor, is the record holder of the shares reported herein. GL Sponsor LLC is managed by Ng Yan Xun. Ng Yan Xun may be deemed to beneficially own the shares held by our Sponsor by virtue of his control of our Sponsor. Ng Yan Xun disclaims beneficial ownership of the shares held by our Sponsor except to the extent of his pecuniary interest therein. The business address of our sponsor is 1180 Avenue of the Americas, 8 Floor, New York, NY 10036.

46

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that the 2025 annual meeting of stockholders will be held no later than December 31, 2025. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2025 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company fails to complete a qualifying business combination on or before December 9, 2024, there will be no annual meeting in 2025.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact proxy@continentalstock.com to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York. NY 10036

Telephone No.: (212) 297-0720

Email: info@okapipartners.com

You may also obtain these documents by requesting them from the Company at:

GLOBALINK INVESTMENT INC.

200 Continental Drive, Suite 401

Newark, Delaware 19713

Attn: Say Leong Lim

Email: sllim@globalinkinvestment.com

If you are a stockholder of the Company and would like to request documents, please do so by November 20, 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

47

ANNEX A

THIRD AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GLOBALINK INVESTMENT INC.

Globalink Investment Inc., a corporation formed under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Globalink Investment Inc.” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 24, 2021.

2. On December 3, 2021, in connection with the IPO, the Corporation adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

3. On April 18, 2023, in connection with its plan to extend the deadline to complete the Business Combination (as such term is defined in the Amended and Restated Certificate), the Company adopted its First Amendment to the Amended and Restated Certificate of Incorporation (the “First Amendment to Amended and Restated Certificate”).

4. On November 29, 2023, in connection with its plan to extend the deadline to complete the Business Combination (as such term is defined in the Amended and Restated Certificate), the Company adopted its Second Amendment to the Amended and Restated Certificate of Incorporation (the “Second Amendment to Amended and Restated Certificate”).

5. This Third Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of Section E of Article VI is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by December 9, 2024, or up to June 9, 2025, if the Corporation elects to extend the amount of time to complete a Business Combination for up to six one-month extensions, from December 9, 2024 to June 9, 2025, unless the closing of the Corporation’s initial business combination shall have occurred (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

6. The text of Section I of Article VI is hereby amended and restated to read in full as follows:

“If any amendment is made to this Article Sixth that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination by December 9, 2024, or up to June 9, 2025 if the time to complete a Business Combination is extended as described in paragraph E, or with respect to any other provision in this Article Sixth, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.”

A-1

IN WITNESS WHEREOF, Globalink Investment Inc. has caused this Third Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Globalink Investment Inc.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of         , 2024, to the Investment Management Trust Agreement, as amended (as defined below) is made by and between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 6, 2021, which was amended on March 6, 2023 and November 30, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a Special Meeting of the Company held on         , 2024, the Company’s stockholders approved, among others:

(i)	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Amended Charter”) extending the date by which the Company has to consummate a business combination from December 9, 2024 to up to June 9, 2025, if the Company elects to extend the Applicable Deadline on a monthly basis; and

(ii)	a proposal to amend the Trust Agreement (x) extending the time for the Company to complete its initial business combination under the Trust Agreement from December 9, 2024 to up to June 9, 2025, if the Company elects to extend the Applicable Deadline on a monthly basis, and (y) requiring the Company to, deposit into the Trust Account $60,000 for each one-month extension from December 9, 2024 to June 9, 2025, unless the Closing of the Company’s initial business combination shall have occurred; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein, provided, however, that in the event that a Termination Letter has not been received by the Trustee by December 9, 2024 or, in the event that the Company extended the time to complete the Business Combination on a monthly basis up to June 9, 2025 but has not completed the Business Combination within such extended deadline (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Applicable Deadline;”

2.	A new Exhibit D of the Trust Agreement is hereby added as follows:

[Letterhead of Company]

[Insert date]

B-1

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Ladies and Gentlemen:

Pursuant to paragraphs 1(j) of the Investment Management Trust Agreement between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 9, 2021, as amended (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional _______ month, from ____________ to __________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Fee in the amount of $60,000 for such one-month extension until ____________, unless the Closing of the Company’s initial business combination shall have occurred, which will be wired to you and shall be deposited into the Trust Account investments upon receipt.

This is the _____ of up to six Extension Letters.

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

B-2

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

GLOBALINK INVESTMENT INC.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

GLOBALINK INVESTMENT INC.

200 Continental Drive, Suite 401

Newark, Delaware 19713

+6012 405 0015

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 3, 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated November        , 2024 and Proxy Statement, dated November        , 2024, in connection with the Special Meeting to be held at 9:00 a.m. Eastern Time on December 3, 2024 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Say Leong Lim (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to each, to vote all of the shares of common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2), “FOR” THE DIRECTOR ELECTION PROPOSAL (PROPOSAL 3), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 4), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 3, 2024: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/globalinkinvestment/sm2024.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s charter to extend the date by which the Company must (i) consummate a business combination, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s IPO, from December 9, 2024 to, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions, to June 9, 2025, unless the closing of the Company’s initial business combination shall have occurred. This is referred to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), as amended on March 6, 2023 and November 30, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), extending the time for the Company to complete its initial business combination under the Trust Agreement from December 9, 2024 to, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions, to June 9, 2025), by depositing into the Trust Account $60,000 for each one-month extension from December 9, 2024 to June 9, 2024 (each an “Extension Payment”), unless the Closing of the Company’s initial business combination shall have occurred. This is referred to as the “Trust Amendment Proposal.”	☐	☐	☐

Proposal 3 — Director Election Proposal	FOR	AGAINST	ABSTAIN

Re-elect Hui Liang Wong and Hong Shien Beh as Class II director of the Company, until the annual meeting of the Company to be held in 2026 or until their successors are appointed and qualified. This is referred to as the “Director Election Proposal.”

Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal. This is referred to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If shares of stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.